Certificate                                          Certificat
of Amendment                                         de modification

Canada Business                                      Loi canadienne sur
Corporations Act                                     les societes par actions



RADIATE RESEARCH INC.                                624659-1

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Name of corporation-Denomination de la societe       Corporation number-Numero de la societe
I hereby certify that the articles of the            Je certifie que les statuts de la societe
above-named corporation were amended:                susmentionnee ont ete modifies:


a) under section 13 of the Canada                           a)  en  vertu  de  l'article  13  de  la  Loi
   Business Corporations Act in                                canadienne  sur les  societes par actions,
   accordance with the attached notice;                        conformement a l'avis ci-joint;

b) under section 27 of the Canada                           b) en vertu de l'article 27 de la Loi
   Business Corporations Act as set out in                     canadienne sur les societes par actions,
   the attached articles of amendment                          tel qu'il est indique dans les clauses
   designating a series of shares;                             modificatrics ci-joints designant une
                                                               serie d'actions;

c) under section 179 of the Canada Business                 c) en vertu de l'article 179 de la Loi
   Corporations Act as set out in                              canadienne sur les societes par actions,
   the attached articles of amendment;                         tel qu'il est indique dans les clauses
                                                               modificatrices ci-jointes;

d) under section 191 of the Canada                          d) en vertu de 1'article l91 de la Loi
   Business Corporations Act as set out in                     canadienne sur les societes par actions,
   the attached articles of reorganization;                    tel qu'il est indique dans les clauses de
                                                               reorganisation ci-jointes;


Richard G. Shaw                                               January 10, 2006 / le 10 janvier 2006
Director - Directeur                                          Date of Amendment - Date de modification

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                                                                Canada

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Industry Canada    Industrie Canada      ELECTRONIC TRANSACTION  RAPPORT DE LA TRANSACTION     [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                         REPORT                  ELECTRONIQUE

Canada Business
Corporations Act  Loi canadienne sur     ARTICLES OF AMENDMENT   CLAUSES MODIFICATRICES
                  les societes par       (SECTIONS 27 OR 177)    (ARTICLES 27 OU 177) actions

Processing Type - Mode de traitement:                E-Commerce/Commerce-E

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------------------------------------------------------- -----------------------------------------------------
1. Name of Corporation - Denomination de la societe     2. Corporation No. - N(degree) de la societe
------------------------------------------------------- -----------------------------------------------------

                RADIATE RESEARCH INC.                                         624659-1

------------------------------------------------------- -----------------------------------------------------
3. The articles of the above-named corporation are
amended as follows: Les statuts de la societe
mentionnee ci-dessus sont modifies de la facon suivante:

------------------------------------------------------- -------------------------- --------------------------
The unlimited number of authorized and unissued shares in the capital of the
Corporation designated as the "common shares", and all rights, privileges, restrictions and conditions attaching to such shares, are hereby deleted. Upon the issuance of a Certificate and Articles of Amendment effecting the foregoing, the authorized capital of the Corporation shall consist of the following:
(i) an unlimited number of Class A Common Shares;
(ii) 11,632,600 Class A Special Shares; and
(iii) 170,000 Class B Special Shares.

-------------------------------------------------------------------------------------------------------------
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---------------------------- -------------------------- -------------------------- --------------------------
Date                         Name - Nom                 Signature                  Capacity of - en qualite

---------------------------- -------------------------- -------------------------- --------------------------
2006-01-10                   MICAH GRINSTEAD                                       DIRECTOR

---------------------------- -------------------------- -------------------------- --------------------------
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